January 31, 2005

DREYFUS INVESTMENT PORTFOLIOS - Core Bond Portfolio Supplement to Prospectus dated May 1, 2004

The following information replaces the information contained in the section of the Portfolio’s Prospectus entitled “Management” that relates to the Portfolio’s portfolio managers.

Kent Wosepka is the primary portfolio manager of the Portfolio. He has held this position since January 31, 2005 and has been employed by The Dreyfus Corporation since September 2001. Mr. Wosepka also is a Senior Portfolio Manager for Active Core Strategies with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Wosepka joined Standish Mellon in 1998. In prior positions with Standish Mellon, he was a world high yield portfolio manager and an emerging markets debt analyst. Prior to joining Standish Mellon, Mr. Wosepka was employed by Rowe Price-Fleming International, Inc. and Jeffrey, Slocum & Associates.

Marc Seidner also is a portfolio manager of the Portfolio. He has held this position since January 31, 2005 and has been employed by Dreyfus since January 14, 2005. Mr. Seidner also is the Director of Active Core Strategies, responsible for the development, implementation, and execution of investment strategy for all core fixed income portfolios, with Standish Mellon. Mr. Seidner joined Standish Mellon in 1995 as a fixed income derivatives trader and strategist. Prior to joining Standish Mellon, he was employed by Fidelity Management and Research Company.